(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2001


Mercury QA
Small Cap Fund
of Mercury QA Equity Series, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury QA Small Cap Fund
of Mercury QA Equity Series, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


INVESTMENTS AS OF JUNE 30, 2001


Ten Largest                             Percent of
Equity Holdings                         Net Assets

Raymond James Financial, Inc.              1.4%
Coherent, Inc.                             1.3
Smithfield Foods, Inc.                     1.2
Alpharma, Inc. (Class A)                   1.1
Jeffries Group, Inc.                       1.1
Medicis Pharmaceutical (Class A)           1.0
RGS Energy Group Inc.                      1.0
Cullen/Frost Bankers, Inc.                 0.9
Varian Medical Systems, Inc.               0.9
Alpha Industries, Inc.                     0.9


                                        Percent of
Ten Largest Industries                  Net Assets

Banks                                      5.2%
Medical Services                           4.6
Retail                                     4.4
Savings & Loan Associations                2.9
Electronic Components                      2.5
Restaurants                                2.2
Finance                                    2.1
Chemicals                                  2.0
Technology                                 1.9
Natural Gas--Pipelines                     1.7



June 30, 2001 Mercury QA Small Cap Fund



DEAR SHAREHOLDER


We are pleased to provide you with this semi-annual report for Mercury QA Small Cap Fund. For the six months ended June 30, 2001, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -1.08%, -1.28%, -1.68% and -1.68%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) In comparison, the unmanaged Standard & Poor's (S&P) SmallCap 600 Index had a total return of +6.23% for the same period.

The Fund's returns for the first half of 2001 were hurt by the performance of many medical and technology holdings, while helped by our position in energy and con-sumer goods companies. Medical companies including Alpharma, Inc. and Medicis Pharmaceutical declined during the first half of this year, contributing to the negative returns of the Fund. Also, continuing last year's downtrend, many technology companies fell dramatically, most notably the semiconductor company Alpha Industries, Inc., which dropped by more than 20%. On the positive side, energy companies such as RGS Energy Group Inc. and consumer goods companies such as Smithfield Foods, Inc. and Michael's Stores posted strong returns during the first half of the year.

Market Review
The big news in the first six months of 2001 was the rapid deceleration of the US economy and accompanying aggressive easing of monetary policy by the Federal Reserve Board. After growing a blistering 5% last year, the US economy grew at a mere 1% pace in the first half of 2001. Lower business capital spending and the resulting need for companies to adjust their inventories were the culprits. While investment in technology helped US companies achieve stellar gains in worker productivity over the past five years, it contributed to the accelerated pace of the slowdown as business used new technologies to link inventory levels and production schedules more closely.

In response to the rapidly changing economic climate, the Federal Reserve Board massively eased monetary policy starting in January, lowering short-term interest rates six times in the first half of the year by a cumulative 275 basis points (2.75%). The Federal Reserve Board remains concerned that ongoing weakness in capital spending and continued inventory adjustment might necessitate further reductions in the Federal Funds rate.



June 30, 2001 Mercury QA Small Cap Fund



As expected, the sharp slowdown in economic activity created a profits recession (defined as a decline in year-over-year earnings) for many US companies, pushing the stock market lower. Analysts reduced their 2001 earnings forecast from double-digit earnings growth to high single-digit earnings declines. Reacting to the anticipated profit recession, the unmanaged S&P 500 Index fell 6.7% during the first half of 2001.

However, two significant trends that we noted in our previous shareholder report continued during the first half of 2001: small cap stocks outperformed large cap stocks and value stocks outperformed growth stocks. Propelled by lower interest rates, small cap stocks continued to outpace bigger stocks returning +6.23% as measured by the unmanaged S&P SmallCap 600 Index during the first half of 2001, more than 12 percentage points higher than returns on large cap stocks. Similarly, value stocks outperformed growth stocks by about the same margin. The resurgence of both small cap stocks and value stocks reflects the dizzying heights to which large cap growth stocks ascended before tumbling back to earth starting in the second quarter of last year.

Market Outlook
We believe that the United States will lead a global cyclical recovery during the second half of this year. Business and consumer confidence appears to be stabilizing, stemming previous sharp declines. There is currently early evidence that the inventory cycle has run its course for many industries outside of technology. Though we expect leading economic indicators to turn higher over the coming months, we do not expect an earnings recovery before late this year at the earliest. We believe that demand should pick up during the second half of the year as the effects of the tax cut, falling energy prices, and an accommodative Federal Reserve Board policy feed through to the real economy.

While our confidence in a US recovery has increased, prospects for Europe and Japan have continued to deteriorate. This is true both at a macroeconomic level, where news has worsened in both Europe and Japan, and at a stock level, where earnings downgrades in both regions are accelerating, lagging the United States.

Within the US economy, a clear distinction needs to be made between the technology sector and the rest of the economy. While there are a number of encouraging macroeconomic signs and bottom up indicators for the old economy, the near-term outlook for technology remains bleak. There is as yet no clear evidence that the collapse in technology orders is coming to an end and in contrast to the rest of the economy, excess inventories continue to build up. Again, this trend is reflected in both the top down data, such as falling technology capacity, and in bottom up earnings announcements. Earnings downgrades at this time are increasingly concentrated in the technol-ogy sector, with profit expectations for the rest of the economy starting to flatten out.



June 30, 2001 Mercury QA Small Cap Fund



Looking forward, we expect technology spending to recover next year in delayed response to rising whole economy profits and easier financial market conditions. However, the timing and scale of that eventual recovery remain highly uncertain. The true scale of overcapacity in technology will only become apparent once the economy starts to recover.

In Conclusion
We thank you for your continued support of Mercury QA Small Cap
Fund, and we look forward to reviewing our outlook and strategy in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Philip Green)
Philip Green
Senior Vice President and Portfolio Manager



August 15, 2001



June 30, 2001 Mercury QA Small Cap Fund



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived all of its management fee plus additional expenses. Without such waiver, the Fund's performance would have been lower.



RECENT PERFORMANCE RESULTS*

                               6-Month        12-Month    Since Inception
As of June 30, 2001          Total Return   Total Return    Total Return

Class I                         -1.08%         +0.10%          +0.30%
Class A                         -1.28          -0.10            0.00
Class B                         -1.68          -0.90           -0.80
Class C                         -1.68          -0.90           -0.80

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 6/02/00.



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 6/30/01                     +0.10%         -5.16%

Inception (6/02/00) through 6/30/01        +0.28          -4.62

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 6/30/01                     -0.10%         -5.34%

Inception (6/02/00) through 6/30/01         0.00          -4.89

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 6/30/01                     -0.90%         -4.86%

Inception (6/02/00) through 6/30/01        -0.74          -4.44

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 6/30/01                     -0.90%         -1.89%

Inception (6/02/00) through 6/30/01        -0.74          -0.74

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



June 30, 2001 Mercury QA Small Cap Fund


SCHEDULE OF INVESTMENTS
                                                                                    In US Dollars
                 Shares                                                                      Percent of
Industry          Held                Common Stocks                               Value       Net Assets
IRELAND
Pharmaceuticals        1    ++Elan Corporation PLC (ADR)*                   $         61         0.0%

                            Total Common Stocks in Ireland
                            (Cost--$19)                                               61          0.0


UNITED STATES
Advertising        1,900    Penton Media, Inc.                                    33,250          0.2

Aerospace &          900    ++Alliant Techsystems Inc.                            80,910          0.4
Defense            1,500    ++BE Aerospace, Inc.                                  28,575          0.1
                   4,600    GenCorp Inc.                                          58,880          0.3
                                                                            ------------        -----
                                                                                 168,365          0.8

Agriculture        1,700    Delta and Pine Land Company                           33,405          0.2

Agriculture        1,100    The Toro Company                                      49,445          0.2
Products

Air Transport      2,300    ++ADVO Systems, Inc.                                  78,545          0.4

Airlines           2,600    ++Atlantic Coast Airlines Holdings, Inc.              77,974          0.4
                   3,400    SkyWest, Inc.                                         95,200          0.4
                                                                            ------------        -----
                                                                                 173,174          0.8

Apparel            3,800    ++Nautica Enterprises, Inc.                           77,634          0.4
                   1,600    ++Quiksilver, Inc.                                    40,000          0.2
                   4,200    Russell Corporation                                   71,358          0.3
                     300    The Stride Rite Corporation                            2,550          0.0
                   4,400    Wolverine World Wide, Inc.                            78,628          0.4
                                                                            ------------        -----
                                                                                 270,170          1.3

Application          700    ++BARRA, Inc.                                         27,405          0.1
Development
Software

Automotive         1,100    Midas Group, Inc.                                     13,860          0.1
                   1,500    Wabash National Corporation                           18,150          0.1
                                                                            ------------        -----
                                                                                  32,010          0.2

Automotive &       3,800    ++O'Reilly Automotive, Inc.                          109,060          0.5
Equipment          3,800    ++Tower Automotive, Inc.                              38,950          0.2
                                                                            ------------        -----
                                                                                 148,010          0.7

Automotive         1,300    Oshkosh Truck Corporation                             57,525          0.3
Products

Banking &          4,600    TrustCo Bank Corp NY                                  61,410          0.3
Financial


June 30, 2001 Mercury QASmall Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                 Shares                                                                      Percent of
Industry          Held                Common Stocks                               Value       Net Assets
United States (continued)
Banking--Regional  1,900    ++Southwest Bancorporation of Texas, Inc.       $     57,399         0.3%

Banks              3,500    Chittenden Corporation                               117,775          0.5
                   2,300    Commerce Bancorp, Inc.                               161,230          0.7
                   5,600    Community First Bankshares, Inc.                     128,800          0.6
                   5,600    Cullen/Frost Bankers, Inc.                           189,560          0.9
                   5,500    First Midwest Bancorp, Inc.                          163,075          0.8
                   3,990    Hudson United Bancorp                                101,745          0.5
                   5,500    The South Financial Group, Inc.                      103,840          0.5
                   3,100    Whitney Holding Corporation                          145,390          0.7
                                                                            ------------        -----
                                                                               1,111,415          5.2

Biotechnology      2,300    ++Cephalon, Inc.                                     162,150          0.8
                   2,000    ++Regeneron Pharmaceuticals, Inc.                     69,300          0.3
                                                                            ------------        -----
                                                                                 231,450          1.1

Building           1,700    ABM Industries, Inc.                                  63,325          0.3
                   4,729    D.R. Horton, Inc.                                    107,348          0.5
                   1,500    ++Insituform Technologies, Inc. (Class A)             54,750          0.2
                     400    ++NVR, Inc.                                           59,200          0.3
                                                                            ------------        -----
                                                                                 284,623          1.3

Building &           910    MDC Holdings, Inc.                                    32,214          0.2
Construction       1,200    ++Simpson Manufacturing Co., Inc.                     72,600          0.3
                                                                            ------------        -----
                                                                                 104,814          0.5

Building Products  1,500    Florida Rock Industries, Inc.                         70,350          0.3
                   1,600    Texas Industries, Inc.                                55,024          0.3
                     500    Thomas Industries Inc.                                14,750          0.1
                   1,100    Universal Forest Products, Inc.                       24,750          0.1
                                                                            ------------        -----
                                                                                 164,874          0.8

Building Related   6,000    Lennox International Inc.                             65,700          0.3

Business Services  1,900    ++Administaff, Inc.                                   49,400          0.2

Casinos              800    ++Anchor Gaming                                       51,696          0.2
                   1,100    ++Aztar Corporation                                   13,310          0.1
                                                                            ------------        -----
                                                                                  65,006          0.3

Cellular           1,300    ++Esterline Technologies Corporation                  28,275          0.1
Telephones


June 30, 2001 Mercury QASmall Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                 Shares                                                                      Percent of
Industry          Held                Common Stocks                               Value       Net Assets
UNITED STATES (continued)
Chemicals          1,900    Cambrex Corporation                             $     96,102         0.4%
                     700    ChemFirst Inc.                                        18,340          0.1
                   1,900    Georgia Gulf Corporation                              29,450          0.1
                   3,000    OM Group, Inc.                                       168,750          0.8
                  11,400    PolyOne Corporation                                  118,674          0.6
                                                                            ------------        -----
                                                                                 431,316          2.0

Coal               8,100    Massey Energy Company                                160,056          0.8

Commercial         3,900    Central Parking Corporation                           72,930          0.4
Services &         1,200    ++Corinthian Colleges, Inc.                           56,484          0.3
Supplies           1,600    ++F.Y.I. Incorporated                                 65,600          0.3
                   1,500    ++ITT Educational Services, Inc.                      67,500          0.3
                     300    ++Pre-Paid Legal Services, Inc.                        6,600          0.0
                   5,400    ++The Profit Recovery Group
                              International, Inc.                                 61,884          0.3
                                                                            ------------        -----
                                                                                 330,998          1.6

Communications     3,000    ++DMC Stratex Networks, Inc.                          30,000          0.1

Communications     1,600    Inter-Tel Inc.                                        19,056          0.1
Equipment            800    ++ViaSat, Inc.                                        19,104          0.1
                                                                            ------------        -----
                                                                                  38,160          0.2

Computer Services    700    ++CACI International Inc. (Class A)                   32,900          0.2
                   2,700    ++CIBER, Inc.                                         25,650          0.1
                   1,900    FactSet Research Systems Inc.                         67,830          0.3
                     750    Fair, Isaac and Company, Incorporated                 46,365          0.2
                                                                            ------------        -----
                                                                                 172,745          0.8

Computer           1,700    ++Avant! Corporation                                  22,610          0.1
Software             100    ++Dendrite International, Inc.                           750          0.0
                   1,300    ++FileNET Corporation                                 19,240          0.1
                   2,100    ++HNC Software Inc.                                   40,950          0.2
                   2,600    ++Pinnacle Systems, Inc.                              15,730          0.1
                   1,100    ++Progress Software Corporation                       17,820          0.1
                   3,950    ++RSA Security Inc.                                  122,253          0.6
                   1,300    ++Verity, Inc.                                        25,935          0.1
                                                                            ------------        -----
                                                                                 265,288          1.3

Computer Systems   1,500    ++NYFIX, Inc.                                         47,925          0.2

Computer           2,600    ++Cognex Corporation                                  88,010          0.4
Technology

Computers            500    ++Hutchinson Technology Incorporated                   9,525          0.0
                     900    ++Mercury Computer Systems, Inc.                      39,690          0.2


June 30, 2001 Mercury QASmall Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                 Shares                                                                      Percent of
Industry          Held                Common Stocks                               Value       Net Assets
UNITED STATES (continued)
Computers          1,200    ++Radiant Systems, Inc.                         $     19,344         0.1%
(concluded)        1,600    ++Zebra Technologies Corporation (Class A)            78,592          0.4
                                                                            ------------        -----
                                                                                 147,151          0.7

Consumer--         2,700    Russ Berrie and Company, Inc.                         79,380          0.4
Products

Consumer--         3,900    ++Fossil, Inc.                                        80,925          0.4
Products &           500    ++Salton, Inc.                                         8,900          0.0
Services                                                                    ------------        -----
                                                                                  89,825          0.4

Containers         3,800    AptarGroup, Inc.                                     123,234          0.6

Data Processing    2,800    ++American Management Systems, Inc.                   66,080          0.3
                   1,500    ++Hyperion Solutions Corporation                      22,500          0.1
                   1,300    ++Remedy Corporation                                  45,240          0.2
                                                                            ------------        -----
                                                                                 133,820          0.6

Dental Supplies    2,600    ++Sybron Dental Specialties, Inc.                     53,274          0.3

Distribution       3,200    ++United Stationers, Inc.                            100,992          0.5

Distributors       1,300    Hughes Supply, Inc.                                   30,745          0.1

Diversified        2,600    CLARCOR Inc.                                          69,810          0.3
Companies          1,300    ++SPS Technologies, Inc.                              61,620          0.3
                   3,500    ++Triarc Companies, Inc.                              91,700          0.4
                                                                            ------------        -----
                                                                                 223,130          1.0

Diversified        7,400    Jeffries Group, Inc.                                 239,760          1.1
Financials

Diversified        1,700    Roper Industries, Inc.                                70,975          0.3
Manufacturing      4,000    Tredegar Corporation                                  76,600          0.4
                                                                            ------------        -----
                                                                                 147,575          0.7

Electric & Gas     5,500    RGS Energy Group Inc.                                206,250          1.0

Electric           7,700    Avista Corporation                                   153,846          0.7
Utilities            100    UIL Holdings Corporation                               4,859          0.0
                   5,100    UniSource Energy Corporation                         117,147          0.6
                                                                            ------------        -----
                                                                                 275,852          1.3

Electrical         2,100    ++AstroPower, Inc.                                   109,494          0.5
Equipment          2,400    Belden Inc.                                           64,200          0.3
                   1,100    ++Benchmark Electronics, Inc.                         26,796          0.1
                   2,600    CH Energy Group, Inc.                                114,270          0.6
                     900    ++Cable Design Technology                             14,544          0.1
                                                                            ------------        -----
                                                                                 329,304          1.6


June 30, 2001 Mercury QASmall Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                 Shares                                                                      Percent of
Industry          Held                Common Stocks                               Value       Net Assets
UNITED STATES (continued)
Electronic         3,400    ++Alliance Semiconductor Corporation            $     40,868         0.2%
Components         2,100    ++Artesyn Technologies, Inc.                          27,090          0.1
                   3,100    CTS Corporation                                       63,550          0.3
                   2,400    ++Electro Scientific Industries, Inc.                 91,440          0.4
                   7,000    ++Kopin Corporation                                   84,980          0.4
                     300    ++Photronics, Inc.                                     7,698          0.0
                     800    ++Rogers Corporation                                  21,200          0.1
                   3,000    Technitrol, Inc.                                      78,000          0.4
                   2,100    ++Varian Semiconductor Equipment
                              Associates, Inc.                                    88,200          0.4
                   2,000    ++Vicor Corporation                                   32,600          0.2
                                                                            ------------        -----
                                                                                 535,626          2.5

Electronic         1,200    C&D Technologies, Inc.                                37,200          0.2
Components &
Instruments

Electronic         1,900    Analogic Corporation                                  86,545          0.4
Equipment &          900    ++Intermagnetics General Corporation                  29,160          0.1
                                                                            ------------        -----
Instruments                                                                      115,705          0.5

Electronic/        5,900    ++Axcelis Technologies, Inc.                          87,320          0.4
Semiconductors

Electronics          900    ++APW Ltd.                                             9,135          0.0
                   1,500    ++AXT, Inc.                                           40,050          0.2
                   2,800    ++Aeroflex Incorporated                               29,400          0.1
                   1,200    ++Cymer, Inc.                                         30,348          0.1
                     700    ++DuPont Photomasks, Inc.                             33,775          0.2
                   6,155    ++Stratos Lightwave, Inc.                             80,015          0.4
                                                                            ------------        -----
                                                                                 222,723          1.0

Energy               575    ++Barrett Resources Corporation                       33,925          0.2
                   3,800    ++Louis Dreyfus Natural Gas Corp.                    132,430          0.6
                   2,400    ++Stone Energy Corporation                           106,320          0.5
                   3,200    ++Tom Brown, Inc.                                     76,800          0.4
                                                                            ------------        -----
                                                                                 349,475          1.7

Energy Equipment   1,300    ++Lone Star Technology                                47,060          0.2
& Service

Energy Related     2,100    ++Input/Output, Inc.                                  26,670          0.1


June 30, 2001 Mercury QASmall Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                 Shares                                                                      Percent of
Industry          Held                Common Stocks                               Value       Net Assets
UNITED STATES (continued)
Engineering          900    ++URS Corporation                               $     24,300         0.1%

Engineering &      2,300    Foster Wheeler Ltd.                                   20,815          0.1
Construction

Entertainment        700    ++THQ Inc.                                            34,475          0.2

Environmental      2,100    ++Tetra Tech, Inc.                                    57,120          0.3

Fertilizers        2,600    ++The Scotts Company (Class A)                       107,770          0.5

Finance            9,500    Raymond James Financial, Inc.                        290,700          1.4
                   5,600    United Bankshares, Inc.                              150,080          0.7
                                                                            ------------        -----
                                                                                 440,780          2.1

Financial          2,300    National Data Corporation                             74,520          0.3
Services

Food & Drug        4,600    Fleming Companies, Inc.                              164,220          0.8
Retailing          1,600    The Great Atlantic & Pacific Tea Company, Inc.        23,680          0.1
                   2,100    ++Whole Foods Market, Inc.                            56,910          0.3
                                                                            ------------        -----
                                                                                 244,810          1.2

Food               6,000    ++Jack in the Box Inc.                               156,600          0.7
Merchandising

Foods              2,300    Corn Products International, Inc.                     73,600          0.3
                   4,700    The Earthgrains Company                              122,200          0.6
                                                                            ------------        -----
                                                                                 195,800          0.9

Foods/Food         3,600    ++Hain Celestial Group, Inc.                          79,200          0.4
Processing         6,200    ++Smithfield Foods, Inc.                             249,860          1.2
                                                                            ------------        -----
                                                                                 329,060          1.6

Footwear           4,000    ++The Timberland Company (Class A)                   158,040          0.7

Forest Products/   4,600    ++Buckeye Technologies Inc.                           66,240          0.3
Paper &
Packaging

Gas Utilities      4,600    Atmos Energy Corporation                             112,516          0.5
                   2,100    New Jersey Resources Corporation                      94,920          0.5
                   3,500    Southwest Gas Corporation                             82,880          0.4
                     100    UGI Corporation                                        2,700          0.0
                                                                            ------------        -----
                                                                                 293,016          1.4

HMO                7,100    ++Conventry Health Care Inc.                         143,420          0.7

Health Care--      2,800    ++Mid Atlantic Medical Services, Inc.                 50,204          0.2
Cost               1,900    ++Orthodontic Centers of America, Inc.                57,741          0.3
Containment                                                                 ------------        -----
                                                                                 107,945          0.5


June 30, 2001 Mercury QASmall Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                 Shares                                                                      Percent of
Industry          Held                Common Stocks                               Value       Net Assets
UNITED STATES (continued)
Health Care        2,000    ++Haemonetics Corporation                       $     61,000         0.3%
Equipment &        3,800    Mentor Corporation                                   108,300          0.5
Supplies                                                                    ------------        -----
                                                                                 169,300          0.8

Health Care          800    ++MAXIMUS, Inc.                                       32,072          0.2
Providers &          500    ++RehabCare Group, Inc.                               24,100          0.1
Services                                                                    ------------        -----
                                                                                  56,172          0.3

Healthcare         2,000    ++Pharmaceutical Product Development, Inc.            61,020          0.3

Healthcare--       2,100    ++Respironics, Inc.                                   62,496          0.3
Products &
Services

Home Furnishings   1,900    Ethan Allen Interiors Inc.                            61,750          0.3
                   5,400    La-Z-Boy Inc.                                         99,900          0.5
                   1,300    Springs Industries, Inc. (Class A)                    57,330          0.2
                                                                            ------------        -----
                                                                                 218,980          1.0

Hospital Supplies  2,100    Invacare Corp.                                        81,123          0.4

Hospitals          2,300    ++Province Healthcare Company                         81,167          0.4

Hotels             1,200    Marcus Corporation                                    16,740          0.1
                   2,600    ++Prime Hospitality Corp.                             30,810          0.1
                                                                            ------------        -----
                                                                                  47,550          0.2

Household            800    ++Del Webb Corporation                                30,952          0.1
Durables

Household          1,300    Libbey, Inc.                                          51,623          0.2
Products

Human Resources    2,100    ++Heidrick & Struggles International, Inc.            42,693          0.2
                   1,300    ++On Assignment, Inc.                                 23,400          0.1
                                                                            ------------        -----
                                                                                  66,093          0.3

IT Consulting &    2,000    Arbitron Inc.                                         48,200          0.2
Services

Instruments--      1,600    ++Dionex Corporation                                  53,200          0.3
Scientific

Insurance            400    Hilb, Rogal and Hamilton Company                      17,500          0.1
                   2,700    Reliance Steel & Aluminum Co.                         68,175          0.3
                     500    Selective Insurance Group, Inc.                       13,340          0.1
                     800    Trenwick Group Ltd.                                   18,336          0.1
                                                                            ------------        -----
                                                                                 117,351          0.6


June 30, 2001 Mercury QASmall Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                 Shares                                                                      Percent of
Industry          Held                Common Stocks                               Value       Net Assets
UNITED STATES (continued)
Laser Systems &    7,800    ++Coherent, Inc.                                $    282,126         1.3%
Components

Machinery          1,200    ++Advanced Energy Industries, Inc.                    49,524          0.2
                   1,100    Barnes Group Inc.                                     27,170          0.1
                   2,300    Briggs & Stratton Corporation                         96,830          0.5
                   3,100    IDEX Corporation                                     105,400          0.5
                                                                            ------------        -----
                                                                                 278,924          1.3

Machinery &        3,000    Baldor Electric Company                               64,110          0.3
Equipment          1,500    Graco Inc.                                            49,500          0.2
                     100    ++Kulicke and Soffa Industries                         1,716          0.0
                   2,300    The Manitowoc Co., Inc.                               67,850          0.3
                   3,200    Milacron Inc.                                         50,144          0.3
                                                                            ------------        -----
                                                                                 233,320          1.1

Manufacturing      2,300    Interface, Inc.                                       17,250          0.1

Marketing &            1    Havas Advertising SA (ADR)*                               11          0.0
Advertising

Materials &        4,600    ++Paxar Corporation                                   66,240          0.3
Processing

Medical            1,900    ++Syncor International Corporation                    58,900          0.3

Medical Devices    2,400    ++ResMed Inc.                                        121,320          0.6
                   2,300    ++Techne Corporation                                  74,750          0.3
                                                                            ------------        -----
                                                                                 196,070          0.9

Medical Equipment    100    Datascope Corp.                                        4,609          0.0

Medical Services   9,000    Alpharma, Inc. (Class A)                             245,250          1.1
                   3,900    ++Cerner Corporation                                 163,800          0.8
                   4,300    ++Patterson Dental Company                           129,000          0.6
                   3,000    ++Priority Healthcare Corporation
                              (Class B)(ADR)*                                     84,840          0.4
                   1,600    ++Renal Care Group, Inc.                              52,624          0.2
                   2,700    ++Universal Health Services, Inc. (Class B)          122,850          0.6
                   2,600    ++Varian Medical Systems, Inc.                       185,900          0.9
                                                                            ------------        -----
                                                                                 984,264          4.6


June 30, 2001 Mercury QASmall Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                 Shares                                                                      Percent of
Industry          Held                Common Stocks                               Value       Net Assets
UNITED STATES (continued)
Medical Supplies   1,200    Cooper Companies, Inc.                          $     61,680         0.3%
                   1,900    ++IDEXX Laboratories, Inc.                            59,375          0.3
                                                                            ------------        -----
                                                                                 121,055          0.6

Medical            2,100    Diagnostic Products Corporation                       69,720          0.3
Technology

Merchandising      4,400    ++Michael's Stores                                   180,400          0.8

Metal              3,200    ++Mueller Industries, Inc.                           105,312          0.5
Fabricating

Metal Processing   1,300    Commercial Metals Company                             41,639          0.2

Mining               800    ++Atwood Oceanics, Inc.                               28,080          0.1

Multimedia         2,800    Harman International Industries, Incorporated        106,652          0.5

Natural Gas--      2,100    Energen Corporation                                   57,960          0.3
Pipelines          2,700    Kellwood Co.                                          62,370          0.3
                   3,500    Piedmont Natural Gas Company, Inc.                   124,320          0.6
                   5,500    ++Southern Union Company                             112,200          0.5
                                                                            ------------        -----
                                                                                 356,850          1.7

Non-Ferrous          800    Brush Engineered Materials Inc.                       12,800          0.1
Metals

Office--Related    2,400    Brady Corporation                                     86,712          0.4
                   1,200    ++The Standard Register Company                       22,200          0.1
                                                                            ------------        -----
                                                                                 108,912          0.5

Office Supplies    2,100    John H. Harland Company                               48,930          0.2

Oil                4,700    Pogo Producing Company                               112,800          0.5
                  10,550    XTO Energy, Inc.                                     151,392          0.7
                                                                            ------------        -----
                                                                                 264,192          1.2

Oil & Gas            800    ++HS Resources, Inc.                                  51,840          0.2
                   4,200    ++Newfield Exploration Company                       134,652          0.6
                   5,200    Vintage Petroleum, Inc.                               97,240          0.5
                                                                            ------------        -----
                                                                                 283,732          1.3

Oil Field &        3,800    ++Pride International, Inc.                           72,200          0.4
Equipment          3,100    ++Veritas DGC Inc.                                    86,025          0.4
                                                                            ------------        -----
                                                                                 158,225          0.8

Oil Field          1,900    ++Cal Dive International, Inc.                        46,740          0.2
Services


June 30, 2001 Mercury QASmall Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                 Shares                                                                      Percent of
Industry          Held                Common Stocks                               Value       Net Assets
UNITED STATES (continued)
Pharmaceuticals    1,200    ++Accredo Health, Incorporated                  $     44,628         0.2%
                   3,900    ++Medicis Pharmaceutical (Class A)                   206,700          1.0
                   2,600    ++Noven Pharmaceuticals, Inc.                        101,920          0.5
                                                                            ------------        -----
                                                                                 353,248          1.7

Printing &         1,700    Bowne & Co., Inc.                                     19,550          0.1
Publishing

Producer Durables    900    ++Allen Telecom Inc.                                  13,500          0.1
                     800    ++CUNO Incorporated                                   24,000          0.1
                   2,300    ++Toll Brothers, Inc.                                 90,413          0.4
                                                                            ------------        -----
                                                                                 127,913          0.6

Property &         3,100    Fidelity National Financial, Inc.                     76,167          0.4
Casualty           2,700    The First American Financial
Insurance                   Corporation                                           51,138          0.2
                     500    LandAmerica Financial Group, Inc.                     15,925          0.1
                                                                            ------------        -----
                                                                                 143,230          0.7

Publishing         1,100    ++Information Holdings Inc.                           35,530          0.2

Restaurants        3,050    Applebee's International, Inc.                        97,600          0.5
                   2,300    ++CEC Entertainment Inc.                             113,505          0.5
                   3,850    ++The Cheesecake Factory Incorporated                108,955          0.5
                   5,100    Ruby Tuesday, Inc.                                    87,210          0.4
                   2,100    ++Sonic Corp.                                         66,633          0.3
                                                                            ------------        -----
                                                                                 473,903          2.2

Retail             3,650    ++99 Cents Only Stores                               109,317          0.5
                   2,700    ++Ann Taylor Stores Corporation                       96,660          0.5
                   3,400    ++Copart, Inc.                                        99,450          0.5
                   5,800    ++Linens `n Things, Inc.                             158,456          0.8
                   4,000    ++The Men's Wearhouse, Inc.                          110,400          0.5
                   2,300    ++Pacific Sunwear of California, Inc.                 51,589          0.2
                  13,400    Pier 1 Imports, Inc.                                 154,100          0.7
                   4,700    ++Zale Corporation                                   158,390          0.7
                                                                            ------------        -----
                                                                                 938,362          4.4

Retail--Apparel    4,300    Burlington Coat Factory Warehouse
                            Corporation                                           86,000          0.4
                   2,100    ++The Dress Barn, Inc.                                47,775          0.2
                   2,400    ++Footstar, Inc.                                      82,560          0.4
                                                                            ------------        -----
                                                                                 216,335          1.0


June 30, 2001 Mercury QASmall Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                 Shares                                                                      Percent of
Industry          Held                Common Stocks                               Value       Net Assets
UNITED STATES (continued)
Retail--Stores     4,300    Regis Corporation                               $     90,257         0.4%

Road & Rail        1,100    Arnold Industries, Inc.                               21,296          0.1
                   6,200    ++Kansas City Southern Industries, Inc.               97,960          0.5
                                                                            ------------        -----
                                                                                 119,256          0.6

Savings & Loan     7,400    Commercial Federal Corporation                       170,940          0.8
Associations       3,400    Downey Financial Corp.                               160,684          0.7
                   3,200    New York Community Bancorp, Inc.                     120,480          0.6
                   6,740    Washington Federal, Inc.                             165,265          0.8
                                                                            ------------        -----
                                                                                 617,369          2.9

Semiconductor        800    ++ATMI, Inc.                                          24,000          0.1
Equipment         11,400    ++Adaptec, Inc.                                      113,316          0.5
& Products           700    ++Brooks Automation, Inc.                             32,270          0.2
                   1,300    ++Elantec Semiconductor, Inc.                         43,927          0.2
                     800    ++Microsemi Corporation                               56,800          0.3
                     300    ++Power Integrations, Inc.                             4,680          0.0
                                                                            ------------        -----
                                                                                 274,993          1.3

Semiconductors     2,300    ++Actel Corp.                                         56,465          0.2
                     900    ++Standard Microsystems Corporation                   16,110          0.1
                                                                            ------------        -----
                                                                                  72,575          0.3

Services           1,200    ++AdvancePCS                                          76,860          0.4
                     300    G & K Services, Inc. (Class A)                         8,070          0.0
                                                                            ------------        -----
                                                                                  84,930          0.4

Software             500    ++MapInfo Corporation                                 11,000          0.1

Software--           700    Deltic Timber Corporation                             20,160          0.1
Computer

Specialty Retail   1,450    ++Chico's FAS, Inc.                                   43,138          0.2
                     800    ++Christopher & Banks Corporation                     26,080          0.1
                   1,300    ++Genesco Inc.                                        43,680          0.2
                                                                            ------------        -----
                                                                                 112,898          0.5

Steel              2,000    ++The Shaw Group Inc.                                 80,200          0.4
                   5,000    ++Steel Dynamics, Inc.                                62,500          0.3
                                                                            ------------        -----
                                                                                 142,700          0.7

Strategic Growth   3,400    ++Spherion Corporation                                30,430          0.1
Opportunities


June 30, 2001 Mercury QASmall Cap Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                                    In US Dollars
                 Shares                                                                      Percent of
Industry          Held                Common Stocks                               Value       Net Assets
UNITED STATES (concluded)
Technology         6,200    ++Alpha Industries, Inc.                        $    183,210         0.9%
                   2,400    ++Anixter International Inc.                          73,680          0.3
                     800    ++Aspen Technology, Inc.                              19,360          0.1
                   1,100    ++Black Box Corporation                               74,096          0.3
                   1,900    ++Harmonic Inc.                                       19,000          0.1
                   8,500    ++Read-Rite Corporation                               44,625          0.2
                                                                            ------------        -----
                                                                                 413,971          1.9

Telecommuni-       2,700    ++InterVoice-Brite, Inc.                              29,700          0.1
cations

Telecommuni-         900    ++Proxim, Inc.                                        12,690          0.0
cations &            900    ++SymmetriCom, Inc.                                   13,176          0.1
Equipment                                                                   ------------        -----
                                                                                  25,866          0.1

Textiles &           300    Brown Shoe Company, Inc.                               5,415          0.0
Apparel

Transportation     1,875    ++Heartland Express, Inc.                             42,750          0.2
                     400    ++Landstar System, Inc.                               27,208          0.1
                     800    ++SEACOR SMIT Inc.                                    37,392          0.2
                   2,000    USFreightways Corporation                             59,000          0.3
                                                                            ------------        -----
                                                                                 166,350          0.8

Transportation--   1,200    ++Forward Air Corporation                             35,940          0.2
Services           4,000    Werner Enterprises, Inc.                              97,000          0.4
                                                                            ------------        -----
                                                                                 132,940          0.6

Utilities            700    Applied Industrial Technologies, Inc.                 13,265          0.1

Wireless             900    ++Metro One Telecommunications, Inc.                  58,383          0.3
Telecommuni-
cation Services

                            Total Common Stocks in the United
                            States (Cost--$19,940,695)                        20,847,659         98.1

                            Total Investments
                            (Cost--$19,940,714)                               20,847,720         98.1
                            Other Assets Less Liabilities                        404,102          1.9
                                                                            ------------       ------
                            Net Assets                                      $ 21,251,822       100.0%
                                                                            ============       ======

++Non-income producing security.
*American Depositary Receipts (ADR).
See Notes to Financial Statements.


June 30, 2001 Mercury QA Small Cap Fund


STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2001
Assets:
Investments, at value (identified cost--$19,940,714)                                        $  20,847,720
Cash                                                                                               16,463
Receivables:
 Capital shares sold                                                     $   5,303,993
 Securities sold                                                               339,422
 Dividends                                                                      11,072
 Investment adviser                                                              6,830          5,661,317
                                                                         -------------
Prepaid registration fees and other assets                                                         85,492
                                                                                            -------------
Total assets                                                                                   26,610,992
                                                                                            -------------

Liabilities:
Payables:
 Securities purchased                                                        5,315,596
 Capital shares redeemed                                                        38,385
 Administrator                                                                   4,173
 Distributor                                                                     1,016
                                                                         -------------
Total liabilities                                                                               5,359,170
                                                                                            -------------

Net Assets:
Net assets                                                                                  $  21,251,822
                                                                                            =============

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value,
 125,000,000 shares authorized                                                              $         197
Class A Shares of Common Stock, $.0001 par value,
 125,000,000 shares authorized                                                                          1
Class B Shares of Common Stock, $.0001 par value,
 125,000,000 shares authorized                                                                          9
Class C Shares of Common Stock, $.0001 par value,
 125,000,000 shares authorized                                                                          5
Paid-in capital in excess of par                                                               21,471,393
Accumulated investment loss--net                                                                 (66,229)
Accumulated realized capital losses on investments--net                                       (1,060,560)
Unrealized appreciation on investments--net                                                       907,006
                                                                                            -------------
Net assets                                                                                  $  21,251,822
                                                                                            =============

Net Asset Value:
Class I--Based on net assets of $19,798,409 and
 1,974,649 shares outstanding                                                               $       10.03
                                                                                            =============
Class A--Based on net assets of $141,751 and
 14,172 shares outstanding                                                                  $       10.00
                                                                                            =============
Class B--Based on net assets of $858,673 and
 86,549 shares outstanding                                                                  $        9.92
                                                                                            =============
Class C--Based on net assets of $452,989 and
 45,656 shares outstanding                                                                  $        9.92
                                                                                            =============

See Notes to Financial Statements.


June 30, 2001 Mercury QA Small Cap Fund


STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001

Investment Income:
Dividends                                                                                   $      47,500
Interest and discount earned                                                                        1,643
                                                                                            -------------
Total income                                                                                       49,143
                                                                                            =============

Expenses:
Investment advisory fees                                                 $      36,477
Accounting services                                                             34,004
Registration fees                                                               23,961
Administration fees                                                             23,212
Professional fees                                                               16,967
Printing and shareholder reports                                                 9,595
Custodian fees                                                                   9,187
Account maintenance and distribution fees--Class B                               3,489
Account maintenance and distribution fees--Class C                               2,152
Transfer agent fees--Class I                                                     1,702
Offering costs                                                                   1,041
Directors' fees and expenses                                                       666
Pricing fees                                                                       217
Transfer agent fees--Class B                                                       195
Transfer agent fees--Class C                                                       153
Account maintenance fees--Class A                                                  137
Transfer agent fees--Class A                                                        16
Other                                                                            3,374
                                                                         -------------
Total expenses before reimbursement                                            166,545
Reimbursement of expenses                                                     (51,173)
                                                                         -------------
Total expenses after reimbursement                                                                115,372
                                                                                            -------------
Investment loss--net                                                                             (66,229)
                                                                                            -------------

Realized and Unrealized Gain (Loss)on Investments--Net:
Realized loss on investment--net                                                                (586,458)
Change in unrealized appreciation on investments--net                                             463,697
                                                                                            -------------
Net Decrease in Net Assets Resulting from Operations                                       $    (188,990)
                                                                                           ==============

See Notes to Financial Statements.


June 30, 2001 Mercury QA Small Cap Fund


STATEMENTS OF CHANGES IN NET ASSETS
                                                                           For the Six       For the Period
                                                                           Months Ended      June 2, 2000++
                                                                             June 30,       to December 31,
Increase (Decrease)in Net Assets:                                              2001               2000
Operations:
Investment loss--net                                                    $     (66,229)     $     (38,516)
Realized loss on investments--net                                            (586,458)          (474,102)
Change in unrealized appreciation on investments--net                          463,697            443,309
                                                                        --------------     --------------
Net decrease in net assets resulting from operations                         (188,990)           (69,309)
                                                                        --------------     --------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions          11,291,914         10,118,207
                                                                        --------------     --------------

Net Assets:
Total increase in net assets                                                11,102,924         10,048,898
Beginning of period                                                         10,148,898            100,000
                                                                        --------------     --------------
End of period*                                                          $   21,251,822     $   10,148,898
                                                                        --------------     --------------

*Accumulated investment loss--net                                       $     (66,229)     $           --
                                                                        ==============     ==============

++Commencement of operations.
See Notes to Financial Statements.


June 30, 2001 Mercury QA Small Cap Fund


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.

                                                           Class I                       Class A
                                                    For the        For the        For the       For the
                                                      Six           Period          Six          Period
                                                     Months        June 2,         Months       June 2,
                                                     Ended        2000++ to        Ended       2000++ to
                                                    June 30,       Dec. 31,       June 30,      Dec. 31,
Increase (Decrease) in Net Asset Value:               2001           2000           2001          2000
Per Share Operating Performance:
Net asset value, beginning of period                $  10.14       $  10.00       $  10.13       $  10.00
                                                    --------       --------       --------        -------
Investment loss--net                                (.04)+++          (.04)       (.06)+++          (.06)
Realized and unrealized gain
 (loss) on investments--net                            (.07)            .18          (.07)            .19
                                                    --------       --------       --------        -------
Total from investment operations                       (.11)            .14          (.13)            .13
                                                    --------       --------       --------        -------
Net asset value, end of period                      $  10.03       $  10.14       $  10.00       $  10.13
                                                    ========       ========       ========       ========

Total Investment Return:**
Based on net asset value per share              (1.08%)+++++     1.40%+++++   (1.28%)+++++     1.30%+++++
                                                ============     ==========   ============     ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement                        1.65%*         1.65%*         1.90%*         1.90%*
                                                    ========       ========       ========       ========
Expenses                                              2.42%*         4.23%*         2.67%*         4.48%*
                                                    ========       ========       ========       ========
Investment loss--net                                 (.91%)*       (1.05%)*       (1.15%)*       (1.28%)*
                                                    ========       ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)            $ 19,798       $  8,744       $    142       $     98
                                                    ========       ========       ========       ========
Portfolio turnover                                    78.80%         53.37%         78.80%         53.37%
                                                    ========       ========       ========       ========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's Investment Adviser waived all of its management fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
+++Based on average shares outstanding.
+++++Aggregate total investment return.
See Notes to Financial Statements.


June 30, 2001 Mercury QA Small Cap Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)
The following per share data and ratios have been derived from information provided in the financial statements.


                                                           Class B                       Class C
                                                    For the        For the        For the       For the
                                                      Six           Period          Six          Period
                                                     Months        June 2,         Months       June 2,
                                                     Ended        2000++ to        Ended       2000++ to
                                                    June 30,       Dec. 31,       June 30,      Dec. 31,
Increase (Decrease) in Net Asset Value:               2001           2000           2001          2000
Per Share Operating Performance:
Net asset value, beginning of period                $  10.09       $  10.00       $  10.09       $  10.00
                                                    --------       --------       --------        -------
Investment loss--net                                (.09)+++          (.06)       (.10)+++          (.03)
Realized and unrealized gain
 (loss) on investments--net                            (.08)            .15          (.07)            .12
                                                    --------       --------       --------        -------
Total from investment operations                       (.17)            .09          (.17)            .09
                                                    --------       --------       --------        -------
Net asset value, end of period                      $   9.92       $  10.09       $   9.92       $  10.09
                                                    ========       ========       ========       ========

Total Investment Return:**
Based on net asset value per share              (1.68%)+++++      .90%+++++   (1.68%)+++++      .90%+++++
                                                ============      =========   ============      =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                        2.68%*         2.66%*         2.69%*         2.67%*
                                                    ========       ========       ========       ========
Expenses                                              3.45%*         5.24%*         3.46%*         5.25%*
                                                    ========       ========       ========       ========
Investment loss--net                                (1.95%)*       (2.01%)*       (2.00%)*       (2.02%)*
                                                    ========       ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)            $    859       $    694       $    453       $    613
                                                    ========       ========       ========       ========
Portfolio turnover                                    78.80%         53.37%         78.80%         53.37%
                                                    ========       ========       ========       ========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's Investment Adviser waived all of its management fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
+++Based on average shares outstanding.
+++++Aggregate total investment return.
See Notes to Financial Statements.


June 30, 2001 Mercury QASmall Cap Fund


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Mercury QA Small Cap Fund (the "Fund") is part of the Mercury QA Equity Series, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distributions expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Corporation's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



June 30, 2001 Mercury QA Small Cap Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



June 30, 2001 Mercury QA Small Cap Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Fund, Mercury Advisors receives monthly compensation at the annual rate of .55% of the average daily net assets of the Fund. For the six months ended June 30, 2001, Mercury Advisors earned fees of $36,477, all of which was waived. Mercury Advisors also reimbursed the Fund for additional expenses of $14,696.

The Fund has also entered into an Administration Agreement with Mercury Advisors. The Fund pays a monthly fee at an annual rate of
 .35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account
                                     Maintenance Fee     Distribution Fee

Class A                                     .25%                  --
Class B                                     .25%                .75%
Class C                                     .25%                .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co. and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.



June 30, 2001 Mercury QA Small Cap Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


For the six months ended June 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                                           FAMD                  MLPF&S

Class I                                   $1,999                $21,600
Class A                                       --                $   250


For the six months ended June 30, 2001, MLPF&S received contingent deferred sales charges of $714 and $314 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

Prior to January 1, 2001, Mercury Advisors provided accounting services to the Fund at its cost and the Fund reimbursed Mercury Advisors for these services. Mercury Advisors continues to provide certain accounting services to the Fund. The Fund reimburses Mercury Advisors at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed Mercury Advisors an aggregate of $11,681 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Corporation are officers and/or directors of Mercury, FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $21,822,781 and $10,844,389, respectively.

Net realized losses for the six months ended June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:


                                       Realized             Unrealized
                                        Losses                Gains

Long-term investments               $  (586,458)           $    907,006
                                    ------------           ------------
Total                               $  (586,458)           $    907,006
                                    ============           ============

As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $907,006, of which $1,630,192 related to appreciated securities and $723,186 related to depreciated securities. The aggregate cost of investments at June 30, 2001 for Federal income tax purposes was $19,940,714.



June 30, 2001 Mercury QA Small Cap Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $11,291,914 and $10,118,207 for the six months ended June 30, 2001 and for the period June 2, 2000 to December 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class I Shares for the Six Months                             Dollar
Ended June 30, 2001                       Shares              Amount

Shares sold                            1,642,761         $   16,411,212
Shares redeemed                        (530,048)            (5,170,851)
                                      ----------         --------------
Net increase                           1,112,713         $   11,240,361
                                      ==========         ==============


Class I Shares for the Period                                 Dollar
June 2, 2000++ to December 31, 2000       Shares              Amount

Shares sold                            1,036,211        $    10,565,406
Shares redeemed                        (176,775)            (1,747,274)
                                      ----------         --------------
Net increase                             859,436         $    8,818,132
                                      ==========         ==============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.


Class A Shares for the Six Months                             Dollar
Ended June 30, 2001                       Shares              Amount

Shares sold                                4,725         $       46,295
Shares redeemed                            (240)                (2,402)
                                      ----------         --------------
Net increase                               4,485         $       43,893
                                      ==========         ==============


Class A Shares for the Period                                 Dollar
June 2, 2000++ to December 31, 2000       Shares              Amount

Shares sold                                8,418         $       84,590
Shares redeemed                          (1,231)               (11,891)
                                      ----------         --------------
Net increase                               7,187         $       72,699
                                      ==========         ==============



++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.


Class B Shares for the Six Months                             Dollar
Ended June 30, 2001                       Shares              Amount

Shares sold                               31,515         $      303,681
Shares redeemed                         (13,792)              (135,841)
                                      ----------         --------------
Net increase                              17,723         $      167,840
                                      ==========         ==============



June 30, 2001 Mercury QA Small Cap Fund


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Class B Shares for the Period                                 Dollar
June 2, 2000++ to December 31, 2000       Shares              Amount

Shares sold                               72,023         $      711,445
Shares redeemed                          (5,697)               (59,212)
                                      ----------         --------------
Net increase                              66,326         $      652,233
                                      ==========         ==============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.


Class C Shares for the Six Months                             Dollar
Ended June 30, 2001                       Shares              Amount

Shares sold                               14,491         $      138,186
Shares redeemed                         (29,633)              (298,366)
                                      ----------         --------------
Net decrease                            (15,142)         $    (160,180)
                                      ==========         ==============


Class C Shares for the Period                                 Dollar
June 2, 2000++ to December 31, 2000       Shares              Amount

Shares sold                               58,700         $      579,265
Shares redeemed                            (402)                (4,122)
                                      ----------         --------------
Net increase                              58,298         $      575,143
                                      ==========         ==============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.


5. Capital Loss Carryforward:
At December 31, 2000, the Fund had a net capital loss carryforward of approximately $55,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Short-Term Borrowings:
On March 22, 2001, the Fund became party to a $1,000,000,000 credit agreement, dated December 1, 2000, with Bank One, N.A. and certain other lenders. Certain other funds managed by Mercury Advisors and its affiliates also participate in this credit agreement. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.



JUNE 30, 2001 MERCURY QA SMALL CAP FUND



OFFICERS AND DIRECTORS


Terry K. Glenn, Director and President
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll, Jr., Senior Vice President
Philip Green, Senior Vice President
Sidney Hoots, Senior Vice President
Dean D'Onofrio, Senior Vice President
Frank Salerno, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
The Chase Manhattan Bank
4 Chase MetroTech, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



June 30, 2001 Mercury QASmall Cap Fund